EXHIBIT 10 (f)



                                 AMENDMENT A
                                      TO
                  EIGHTH AMENDED AND RESTATED LOAN AGREEMENT


      THIS AMENDMENT A TO EIGHTH AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is made as of February 25, 2000, between BANK OF AMERICA, N.A., a national banking association (the "Bank"), and PEERLESS MFG. CO., a Texas corporation (the "Borrower").

                               R E C I T A L S:

      A. The Borrower and the Bank are parties to that certain Eighth Amended and Restated Loan Agreement dated as of December 12, 1999 (the "Existing Loan Agreement").

      B. The Borrower and the Bank have agreed to amend the Existing Loan Agreement as hereinafter provided (i) to increase the revolving facility on a temporary basis by $2,000,000 to $5,500,000, (ii) to provide an alternative rate of interest which may be selected by the Borrower, (iii) to make various other changes necessary to effect the foregoing, and (iv) to execute a new note in connection with such amendments.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Borrower agree as follows:

      1.0 Same Terms. All terms used herein which are defined in the Existing Loan Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the "Agreement" shall mean the Existing Loan Agreement, as amended by this Amendment, and as the same shall hereafter be amended from time to time. All references to the "Line" and the "Note" in the Existing Loan Agreement and the other Loan Documents shall mean the "Line" and the "Line of Credit Note," each as defined in this Amendment. In addition, the following terms have the meanings set forth below:

           "Affiliate:" See Section 2.2 of this Amendment.

           "Affiliate Loan Agreement:" See Section 2.2 of this Amendment.

           "Effective Date" means February 25, 2000, or such later date as the Borrower has satisfied the conditions precedent specified in Section 3.0 of this Amendment.

           "Origination Fee:" See Section 2.2 of this Amendment.

           "Reduction Date:" See Section 2.2 of this Amendment.

 2.0  Amendments to  Existing Loan  Agreement.   On the  Effective Date,  the
 Existing Loan Agreement shall be deemed to be amended as follows:

 2.1 Amendment to Section 2.A.i. Section 2.A of the Existing Loan Agreement shall be amended to delete the current text thereof and insert in lieu thereof the following:

                A. Loan. Until the Reduction Date specified in subsection v hereof, Bank hereby agrees to make (or has made) one or more loans to Borrower in the aggregate principal face amount of $5,500,000 (as such amount may be reduced, the "Line"), provided that the aggregate unpaid principal amount of all loans shall not at any time exceed the difference between (i) the Line, minus
           (ii) the undrawn amount of all outstanding Letters of Credit, minus (iii) the amount of all drawings under any Letter of Credit for which Bank has not been reimbursed. The obligation to repay the loans is evidenced by the promissory note dated February 25, 2000 (the "Line of Credit Note" or "Note," together with any and all renewals, extensions, or rearrangements thereof being hereafter collectively referred to as the "Note"), having a maturity date, repayment terms, and interest rate as set forth in the Note (a copy of which is attached as Exhibit A.

 2.2  Amendment to Section 2.   Section 2.A of the Existing Loan Agreement is
 hereby amended to insert following Section 2.A.iii and preceding Section 3 thereof the following:

                iv. Origination/Commitment Fee. Borrower will pay on the Effective Date an origination/commitment fee of $20,000 (the "Origination Fee"). If Borrower or any affiliate of Borrower acceptable to Bank (such affiliate being called the "Affiliate") enters into a loan agreement with Bank for an amount not in excess of $2,000,000 and on terms otherwise acceptable to Bank in its sole discretion (the "Affiliate Loan Agreement") within sixty (60) days from the Effective Date, the Origination Fee shall be credited to any origination or similar fee required to be paid by Borrower or the Affiliate under the terms of such other loan agreement.

                v. Reduction of Line. The Line shall be reduced to $3,500,000 on the day (the "Reduction Date") which is the earlier of the sixtieth (60th) day following the Effective Date or the date on which Bank and Borrower or the Affiliate enter into the Affiliate Loan Agreement.

 2.3  Amendment to  Section 5.A.ii.   Section  5.A.ii  of the  Existing  Loan
 Agreement shall be amended to delete the current text thereof in its entirety and insert in lieu thereof the following:

                ii.  Borrower  shall not  permit Net  Income to  be
           less than $1,100,000 during any period of four (4) consecutive calendar quarters.

 3.0 Conditions Precedent. The transactions contemplated by this Amendment shall be deemed effective on the Effective Date when the following conditions have been complied with to the satisfaction of the Bank, unless waived by the Bank in writing:

 3.1  Origination Fee and  Other Fees.   The Borrower has  paid the Bank  the
 Origination Fee and the fees and expenses of Bank's counsel incurred in preparing this Amendment and the other Loan Documents.

 3.2 Amendment. The Borrower shall have executed and delivered to the Bank this Amendment.

 3.3 Line of Credit Note. The Borrower shall have executed and delivered to the Bank the Line of Credit Note.

 3.4 Other Documents. The Bank shall have received in form and substance satisfactory to the Bank and its counsel such other approvals, documents, certificates, and other instruments as the Bank in its sole discretion shall require.

 4.0 Certain Representations and Warranties. To induce the Bank to enter into this Amendment, the Borrower represents and warrants as follows (which representations and warranties shall survive the execution and delivery hereof):

 4.1 Authority and Compliance. The Borrower has full power and authority to execute, deliver, and perform all of the Loan Documents to which it is a party and to incur and perform the obligations provided for therein. No consent or approval of any public authority or third party is required as a condition to the validity or performance of any of the Loan Documents.

 4.2  Binding Agreements.    This  Amendment and  the  Line  of  Credit  Note
 executed by the Borrower constitute valid and legally binding obligations of the Borrower, enforceable in accordance with their terms.

 4.3 No Conflicting Agreements. There is no charter, bylaw, stock provision, partnership agreement, or other document pertaining to the power or authority of the Borrower and no provision of any existing agreement, mortgage, indenture, or contract binding upon the Borrower or affecting any of the property of the Borrower which would conflict with or in any way prevent in any material respect the execution, delivery, or carrying out of the terms of this Amendment and the Line of Credit Note.

 4.4  Previous Representations.   All of the  representations by Borrower  in
 the Existing Loan Agreement are true and correct as of the date hereof as if set forth herein.

 5.0 Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition of the Existing Loan Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which the Bank now has or may in the future have under or in connection with the Existing Loan Agreement and the Loan Documents, each as amended hereby.

 6.0  Incorporation of Certain  Provisions by Reference.   The provisions  of
 Section 10.B and Section 11 of the Existing Loan Agreement are incorporated herein by reference for all purposes.

 7.0 Entirety, Etc. This instrument and all of the other Loan Documents embody the entire agreement between the parties. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the parties have executed this Amendment A to Eighth Amended and Restated Loan Agreement to be effective as of the Effective Date.


                                    BANK OF AMERICA, N.A.



                                    By: /s/
                                       ------------------
                                       BO CONRAD
                                       Title: Vice President



                                    PEERLESS MFG. CO.

                                    By: /s/
                                       ------------------
                                       Name:  Sherrill Stone
                                       Title: President